UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7901 Stoneridge Drive, Suite 210

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2026, Healthcare Triangle, Inc. (“HCTI” or the “Company”), a Delaware corporation, entered into (i) a Separation and Distribution Agreement (the “Separation Agreement”) and (ii) a Transition Services Agreement (the “Services Agreement” and, together with the Separation Agreement, the “Transaction Agreements”) with Teyame AI Holdings, Inc. (“Teyame”), a Delaware corporation and direct, wholly-owned subsidiary of the Company, in connection with the planned separation and spin-off of Teyame from the Company (the “Spin-Off”).

Prior to the date of the Separation Agreement, HCTI formed Teyame as a wholly-owned subsidiary incorporated under the laws of the State of Delaware for the purpose of acquiring and holding Teyamé 360, S.L. and Datono Mediación S.L. (each incorporated in Spain, and collectively, the “Acquired Companies”) pursuant to a Share Purchase Agreement dated January 22, 2026 (the “SPA”).

In connection with the Spin-Off, HCTI intends to distribute a minority interest in the outstanding shares of common stock of Teyame (“Teyame Common Stock”) to holders of HCTI common stock (“HCTI Common Stock”) on a pro rata basis (the “Distribution”). HCTI will remain the majority holder of the outstanding Teyame Common Stock following the Distribution.

Following the Distribution, HCTI and Teyame intend to operate as separate public companies, subject to HCTI’s continuing ownership interest in Teyame and any consolidation requirements under applicable accounting standards. The Spin-Off is currently expected to constitute a taxable distribution for U.S. federal income tax purposes under Sections 311(b) and 301 of the Internal Revenue Code of 1986, as amended (the “Code”).

Separation Agreement

The Separation and Distribution

The Separation Agreement provides that, on the closing date of the Spin-Off (the “Closing Date”), the parties will take all actions necessary to accomplish the separation plan contemplated by the Separation Agreement (the “Separation Plan”). The Distribution will be effected on a pro rata basis to holders of HCTI Common Stock by means of book-entry transfer through a distribution agent designated pursuant to a distribution agent agreement (the “Distribution Agent”). No fractional shares of Teyame Common Stock will be distributed; instead, cash will be paid in lieu of fractional shares pursuant to the terms of the Distribution Agent Agreement. The effective time of the Distribution (the “Effective Time”) will be 12:01 a.m. Eastern time on the date of the Distribution.

The HCTI Board of Directors (the “Board”) has the authority (i) to (A) effect the Distribution, or (B) terminate the Distribution at any time prior to the Effective Time, (ii) to establish or change the Distribution Date or Effective Time, and (iii) prior to the Effective Time, to establish or change the procedures for effecting the Distribution, subject to applicable law and organizational documents of HCTI .

Conditions to the Distribution

The Separation Agreement provides that the Distribution is subject to the satisfaction or waiver of certain conditions, including, among others:

●	each party shall have delivered each Transaction Agreement duly executed by an authorized officer of such party;

●	the Registration Statement on Form 10 filed by Teyame with the U.S. Securities and Exchange Commission (the “SEC”) shall have become effective under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

●	the Teyame Common Stock shall have been approved for listing on The Nasdaq Stock Market LLC (“Nasdaq”), subject to official notice of issuance; and

●	no order, injunction, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Distribution shall be in effect.

No Transfers of Assets or Liabilities

The Separation Agreement provides that, other than pursuant to the Distribution and the Transaction Agreements, the transactions contemplated by the Separation Agreement do not include the contribution, assignment, transfer, conveyance, or delivery of any assets of HCTI to Teyame, or vice versa. No assets or liabilities of HCTI are being transferred to Teyame except as expressly provided in the Transaction Agreements.

Registration Statement on Form 10

The Separation Agreement provides that Teyame and HCTI shall cooperate to prepare, and Teyame shall file with the SEC, a Registration Statement on Form 10 (the “Registration Statement”) in connection with the registration of the Teyame Common Stock under the Exchange Act. Teyame shall use its reasonable best efforts to cause the Registration Statement to become effective and to maintain its effectiveness for such period as may be necessary to consummate the Distribution. The Separation Agreement further provides that the Teyame Common Stock will be listed on Nasdaq, subject to official notice of issuance.

SEC Reporting Obligations

Following the Closing Date, Teyame will be responsible for its own SEC filings and reporting obligations. HCTI has agreed to cooperate with Teyame by providing information concerning HCTI and the Acquired Companies for periods prior to the Effective Time as may be reasonably necessary for Teyame’s SEC reporting purposes. Each party will be solely responsible for the accuracy and timely filing of its own reports with the SEC.

Tax Treatment

The Distribution is currently expected to be a taxable distribution for U.S. federal income tax purposes to the Company and its shareholders under Sections 311(b) and 301 of the Code. All tax matters between HCTI and Teyame will be governed by a tax sharing agreement to be entered into between HCTI and Teyame prior to the Closing Date (the “Tax Sharing Agreement”).

Share Purchase Agreement Obligations

The Separation Agreement provides that, following the Closing Date, Teyame will assume the obligations of “Buyer” and “Parent” under the SPA. However, HCTI will remain jointly and severally liable with Teyame for the payment of any remaining cash consideration tranches and Preferred Stock Consideration payable under the SPA to the extent unpaid as of the Closing Date. Teyame has agreed to reimburse HCTI within five (5) Business Days for any payment that HCTI makes on Teyame’s behalf under the SPA.

Intercompany Accounts

The Separation Agreement requires that, prior to the Effective Time, the parties shall prepare a written schedule identifying all material intercompany accounts between HCTI and Teyame and their respective subsidiaries. No material intercompany balance shall remain outstanding following the Effective Time except as set forth pursuant to a written agreement that has been approved under each party’s applicable related-party transaction policies.

Registration Rights

The Separation Agreement grants HCTI certain registration rights with respect to the Teyame Common Stock that HCTI will continue to hold following the Distribution. These registration rights include:

●	Demand registration rights pursuant to which HCTI may request Teyame to register all or part of HCTI’s shares of Teyame Common Stock for resale on a registration statement on Form S-1 or Form S-3;

●	Shelf registration rights under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”);

●	Piggyback registration rights that allow HCTI to include its shares in certain registration statements filed by Teyame for its own account; and

●	Mutual indemnification obligations in connection with any registration statement filed pursuant to the registration rights provisions.

Teyame will pay the registration expenses in connection with any such registration, and HCTI will pay any underwriting discounts and commissions attributable to HCTI’s shares.

Auditors and Financial Statements

For so long as HCTI is required to consolidate the results of operations and financial position of Teyame, Teyame shall (i) not change its fiscal year without HCTI’s prior written consent, (ii) provide HCTI with prior notice of any change in its independent registered public accounting firm, and (iii) provide to HCTI on a timely basis all financial and other data that HCTI reasonably requires to meet its schedule for the preparation, filing and dissemination of its financial statements. Teyame shall also cause its principal executive officer and principal financial officer to provide certifications as support for Sarbanes-Oxley Act certifications required for HCTI’s annual and quarterly reports.

Termination

The Separation Agreement may be terminated by the mutual written agreement of HCTI and Teyame at any time prior to the Closing Date.

Transition Services Agreement

Services Provided by HCTI to Teyame

Pursuant to the Services Agreement, HCTI will provide, or cause to be provided, the following categories of transitional services to Teyame, commencing on the Effective Date of the Distribution: (i) Accounting Services; (ii) Administrative, Corporate and Human Resources Services; (iii) Legal and Compliance Services; (iv) Contracting Services: including contracting and procurement of all kinds on behalf of Teyame; and (v) Information Technology Services.

Payment Terms

Under the Services Agreement, HCTI will bill Teyame monthly within fifteen (15) days after the end of each month for the services provided during such month. Payment is due within fifteen (15) days of the delivery of each monthly statement. Late payments will bear interest at the prime rate plus two percent (2%) per annum (or the maximum rate permitted by applicable law, if less). All payments shall be made by wire transfer.

Term and Termination of Services

Services under the Services Agreement will commence on the Effective Date of the Distribution and will continue until mutually terminated by the parties or until the termination of each individual service in accordance with the applicable service schedule. The receiving party may cancel any individual service upon ninety (90) days’ prior written notice, subject to paying any out-of-pocket and incremental costs incurred by the service provider. The service provider may terminate any service for non-payment if such non-payment is not cured within thirty (30) days after written notice.

Indemnification

The Services Agreement provides for mutual indemnification between HCTI and Teyame in cases of intentional breach or gross negligence by either party.

The foregoing descriptions of the Separation Agreement and the Services Agreement do not purport to be complete and are qualified in their entirety by the full text of the Separation Agreement and the Services Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Certain schedules and exhibits to the Separation Agreement and the Services Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Separation and Distribution Agreement, dated as of September 2, 2026, by and between Healthcare Triangle, Inc. and Teyame AI Holdings, Inc.
10.1*	Transition Services Agreement, dated as of September 2, 2026, by and between Healthcare Triangle, Inc. and Teyame AI Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on April 15, 2026, as amended, and other reports and registration statements of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	Healthcare Triangle, Inc.

	By:	/s/ David Ayanoglou
	Name:	David Ayanoglou
	Title:	Chief Financial Officer